Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to

18 U.S.C. Section 1350

In connection with the Quarterly Report of AECOM Technology Corporation (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John M. Dionisio, Chief Executive Officer of the Company, and Michael S. Burke, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

1.      The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN M. DIONISIO
John M. Dionisio
President and Chief Executive Officer
February 13, 2008

/s/ MICHAEL S. BURKE
Michael S. Burke
Executive Vice President, Chief Financial Officer and Chief Corporate Officer
February 13, 2008